Deal Summary Report											CSFB05-10G13BBG

				Assumptions							Collateral
Settlement	31-Oct-05	Prepay		300 PSA					Balance	WAC	WAM	Age	WAL	Dur
1st Pay Date	25-Nov-05	Default		0 CDR					$103,092,783.50	6	358	2	5.65	4.38
		Recovery	0	months
		Severity		0%

Tranche	Balance	Coupon	Principal	Avg	Dur	Yield	Spread	Bench	Price	$@1bp	Accrued	NetNet	Dated	Notes
Name			Window	Life			bp		%		Int(M)	(MM)	Date
13S1	74,513,043.48	5.75	11/05 - 03/13	3.49	3.01	5.562	127	Interp	100-12.10	22626.66	357.04	75.152	1-Oct-05	FIX
13S2	3,386,956.52	0	11/05 - 03/13	3.49	3.25	4.803	51	Interp	85-02.19	936.11	0	2.881	1-Oct-05	FIX
13S3	17,100,000.00	5.5	03/13 - 06/17	9.27	6.99	6.062	160	Interp	96-05.60	11556.67	78.38	16.524	1-Oct-05	FIX
13Z1	5,000,000.00	5.5	07/17 - 08/35	15.72	14.52	6.215	165	Interp	90-17.56	6606.67	22.92	4.55	1-Oct-05	FIX
13B1	3,092,783.50	5.5	11/05 - 08/35	10.5	7.45	5.693	120	Interp	98-21.00	2282.57	14.18	3.065	1-Oct-05	FIX

Treasury	Swaps
Mat 6MO 2YR 3YR 5YR 10YR 30YR	1YR 2YR 3YR 5YR 10YR 30YR
Yld 4.091 4.242 4.280 4.333 4.479 4.707	4.567 4.668 4.706 4.808 4.961 5.190

CSFB05-10G13BBG - Dec - 13S1

Date	1	2	3	4	5
31-Oct-05	100	100	100	100	100
25-Oct-06	98	96	92	89	87
25-Oct-07	97	89	75	68	61
25-Oct-08	95	80	54	43	32
25-Oct-09	93	72	37	23	12
25-Oct-10	91	64	23	9	0
25-Oct-11	89	56	12	0	0
25-Oct-12	86	49	3	0	0
25-Oct-13	84	42	0	0	0
25-Oct-14	81	36	0	0	0
25-Oct-15	78	30	0	0	0
25-Oct-16	75	24	0	0	0
25-Oct-17	71	18	0	0	0
25-Oct-18	67	13	0	0	0
25-Oct-19	62	8	0	0	0
25-Oct-20	58	3	0	0	0
25-Oct-21	53	0	0	0	0
25-Oct-22	48	0	0	0	0
25-Oct-23	42	0	0	0	0
25-Oct-24	36	0	0	0	0
25-Oct-25	30	0	0	0	0
25-Oct-26	24	0	0	0	0
25-Oct-27	17	0	0	0	0
25-Oct-28	9	0	0	0	0
25-Oct-29	1	0	0	0	0
25-Oct-30	0	0	0	0	0

WAL	15.35	7.33	3.49	2.85	2.44
Principal Window	Nov05-Dec29	Nov05-May21	Nov05-Mar13	Nov05-Aug11	Nov05-Aug10

Prepay	0 PSA	100 PSA	300 PSA	400 PSA	500 PSA

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON LLC (CSFB) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFB. CSFB is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFB makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.

CSFB05-10G13BBG - Dec - 13S2

Date	1	2	3	4	5
31-Oct-05	100	100	100	100	100
25-Oct-06	98	96	92	89	87
25-Oct-07	97	89	75	68	61
25-Oct-08	95	80	54	43	32
25-Oct-09	93	72	37	23	12
25-Oct-10	91	64	23	9	0
25-Oct-11	89	56	12	0	0
25-Oct-12	86	49	3	0	0
25-Oct-13	84	42	0	0	0
25-Oct-14	81	36	0	0	0
25-Oct-15	78	30	0	0	0
25-Oct-16	75	24	0	0	0
25-Oct-17	71	18	0	0	0
25-Oct-18	67	13	0	0	0
25-Oct-19	62	8	0	0	0
25-Oct-20	58	3	0	0	0
25-Oct-21	53	0	0	0	0
25-Oct-22	48	0	0	0	0
25-Oct-23	42	0	0	0	0
25-Oct-24	36	0	0	0	0
25-Oct-25	30	0	0	0	0
25-Oct-26	24	0	0	0	0
25-Oct-27	17	0	0	0	0
25-Oct-28	9	0	0	0	0
25-Oct-29	1	0	0	0	0
25-Oct-30	0	0	0	0	0

WAL	15.35	7.33	3.49	2.85	2.44
Principal Window	Nov05-Dec29	Nov05-May21	Nov05-Mar13	Nov05-Aug11	Nov05-Aug10

Prepay	0 PSA	100 PSA	300 PSA	400 PSA	500 PSA

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON LLC (CSFB) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFB. CSFB is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFB makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.

CSFB05-10G13BBG - Dec - 13S3

Date	1	2	3	4	5
31-Oct-05	100	100	100	100	100
25-Oct-06	100	100	100	100	100
25-Oct-07	100	100	100	100	100
25-Oct-08	100	100	100	100	100
25-Oct-09	100	100	100	100	100
25-Oct-10	100	100	100	100	87
25-Oct-11	100	100	100	90	43
25-Oct-12	100	100	100	53	12
25-Oct-13	100	100	80	25	0
25-Oct-14	100	100	53	4	0
25-Oct-15	100	100	30	0	0
25-Oct-16	100	100	11	0	0
25-Oct-17	100	100	0	0	0
25-Oct-18	100	100	0	0	0
25-Oct-19	100	100	0	0	0
25-Oct-20	100	100	0	0	0
25-Oct-21	100	90	0	0	0
25-Oct-22	100	70	0	0	0
25-Oct-23	100	50	0	0	0
25-Oct-24	100	30	0	0	0
25-Oct-25	100	12	0	0	0
25-Oct-26	100	0	0	0	0
25-Oct-27	100	0	0	0	0
25-Oct-28	100	0	0	0	0
25-Oct-29	100	0	0	0	0
25-Oct-30	68	0	0	0	0
25-Oct-31	28	0	0	0	0
25-Oct-32	0	0	0	0	0

WAL	25.47	18.05	9.27	7.26	5.95
Principal Window	Dec29-Jun32	May21-Jun26	Mar13-Jun17	Aug11-Jan15	Aug10-May13

Prepay	0 PSA	100 PSA	300 PSA	400 PSA	500 PSA

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON LLC (CSFB) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFB. CSFB is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFB makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.

CSFB05-10G13BBG - Dec - 13Z1

Date	1	2	3	4	5
31-Oct-05	100	100	100	100	100
25-Oct-06	106	106	106	106	106
25-Oct-07	112	112	112	112	112
25-Oct-08	118	118	118	118	118
25-Oct-09	125	125	125	125	125
25-Oct-10	132	132	132	132	132
25-Oct-11	139	139	139	139	139
25-Oct-12	147	147	147	147	147
25-Oct-13	155	155	155	155	125
25-Oct-14	164	164	164	164	84
25-Oct-15	173	173	173	133	58
25-Oct-16	183	183	183	98	39
25-Oct-17	193	193	175	72	27
25-Oct-18	204	204	139	53	18
25-Oct-19	216	216	110	39	12
25-Oct-20	228	228	87	28	8
25-Oct-21	241	241	68	21	5
25-Oct-22	254	254	53	15	4
25-Oct-23	269	269	41	11	2
25-Oct-24	284	284	32	8	2
25-Oct-25	300	300	24	5	1
25-Oct-26	317	294	18	4	1
25-Oct-27	334	252	14	3	*
25-Oct-28	353	213	10	2	*
25-Oct-29	373	176	7	1	*
25-Oct-30	394	141	5	1	*
25-Oct-31	417	108	3	*	*
25-Oct-32	389	77	2	*	*
25-Oct-33	259	48	1	*	*
25-Oct-34	121	21	*	*	*
25-Oct-35	0	0	0	0	0

WAL	28.33	24.83	15.72	12.52	10.11
Principal Window	Jul32-Aug35	Jun26-Aug35	Jul17-Aug35	Feb15-Aug35	May13-Aug35

Prepay	0 PSA	100 PSA	300 PSA	400 PSA	500 PSA

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON LLC (CSFB) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFB. CSFB is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFB makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.

CSFB05-10G13BBG - Dec - 13B1

Date	1	2	3	4	5
31-Oct-05	100	100	100	100	100
25-Oct-06	99	99	99	99	99
25-Oct-07	98	98	98	98	98
25-Oct-08	97	97	97	97	97
25-Oct-09	96	96	96	96	96
25-Oct-10	94	94	94	94	94
25-Oct-11	93	91	88	86	84
25-Oct-12	92	88	80	76	72
25-Oct-13	90	83	70	63	57
25-Oct-14	88	78	58	50	42
25-Oct-15	87	72	47	37	29
25-Oct-16	84	65	37	27	20
25-Oct-17	82	60	30	20	13
25-Oct-18	79	54	24	15	9
25-Oct-19	76	49	19	11	6
25-Oct-20	73	44	15	8	4
25-Oct-21	70	40	12	6	3
25-Oct-22	67	36	9	4	2
25-Oct-23	63	32	7	3	1
25-Oct-24	60	28	5	2	1
25-Oct-25	56	25	4	2	1
25-Oct-26	51	21	3	1	*
25-Oct-27	47	18	2	1	*
25-Oct-28	42	15	2	1	*
25-Oct-29	37	13	1	*	*
25-Oct-30	31	10	1	*	*
25-Oct-31	26	8	1	*	*
25-Oct-32	19	6	*	*	*
25-Oct-33	13	4	*	*	*
25-Oct-34	6	2	*	*	*
25-Oct-35	0	0	0	0	0

WAL	19.69	14.78	10.5	9.48	8.78
Principal Window	Nov05-Aug35	Nov05-Aug35	Nov05-Aug35	Nov05-Aug35	Nov05-Aug35

Prepay	0 PSA	100 PSA	300 PSA	400 PSA	500 PSA

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON LLC (CSFB) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFB. CSFB is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFB makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.

CSFB05-10G13BBG - Dec - COLLAT

Date	1	2	3	4	5
31-Oct-05	100	100	100	100	100
25-Oct-06	99	97	94	92	91
25-Oct-07	98	92	81	76	71
25-Oct-08	97	86	66	58	50
25-Oct-09	96	80	54	43	34
25-Oct-10	94	74	43	32	24
25-Oct-11	93	69	35	24	16
25-Oct-12	92	63	28	18	11
25-Oct-13	90	59	23	14	8
25-Oct-14	88	54	18	10	5
25-Oct-15	87	50	15	8	4
25-Oct-16	84	46	12	6	2
25-Oct-17	82	42	9	4	2
25-Oct-18	79	38	7	3	1
25-Oct-19	76	34	6	2	1
25-Oct-20	73	31	5	2	1
25-Oct-21	70	28	4	1	*
25-Oct-22	67	25	3	1	*
25-Oct-23	63	22	2	1	*
25-Oct-24	60	20	2	*	*
25-Oct-25	56	17	1	*	*
25-Oct-26	51	15	1	*	*
25-Oct-27	47	13	1	*	*
25-Oct-28	42	11	1	*	*
25-Oct-29	37	9	*	*	*
25-Oct-30	31	7	*	*	*
25-Oct-31	26	5	*	*	*
25-Oct-32	19	4	*	*	*
25-Oct-33	13	2	*	*	*
25-Oct-34	6	1	*	*	*
25-Oct-35	0	0	0	0	0

WAL	19.69	11.46	5.65	4.49	3.74
Principal Window	Nov05-Aug35	Nov05-Aug35	Nov05-Aug35	Nov05-Aug35	Nov05-Aug35

Prepay	0 PSA	100 PSA	300 PSA	400 PSA	500 PSA

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON LLC (CSFB) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFB. CSFB is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFB makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.